UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2026 (September 2, 2026)

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Palo Alto Square, Suite 200
3000 El Camino Real
Palo Alto, California 94306

(Address of principal executive offices, including zip code)

(650) 785-7171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 11, 2025, CXApp Inc. (the “Company”) received written notification from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s Class A Common Stock had failed to maintain a minimum closing bid price of $1.00 per share over the prior 30 consecutive business days, as required by Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company was provided an initial compliance period of 180 calendar days, or until March 10, 2026, to regain compliance with the minimum bid price requirement.

On March 11, 2026, Nasdaq granted the Company an additional 180 calendar days, or until September 7, 2026, to regain compliance with Listing Rule 5550(a)(2).

On August 18, 2026, the Company effected a 1-for-50 reverse stock split of its outstanding shares of Class A Common Stock, which became effective at 12:01 a.m. Eastern Time on that date.

By letter dated September 2, 2026, the Listing Qualifications Department of Nasdaq notified the Company that for the 10 consecutive business days from August 19, 2026 through September 1, 2026, the closing bid price of the Company’s Class A Common Stock had been at $1.00 per share or greater. Accordingly, the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2), and Nasdaq has confirmed that this matter is now closed.

A copy of the compliance letter from Nasdaq dated September 2, 2026 is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On September 3, 2026, the Company issued a press release disclosing the Company has regained compliance with Nasdaq Listing Rule 5550(a)(2), which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Item 7.01, including Exhibit 99.2 attached hereto, shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC to CXApp Inc., dated September 2, 2026, confirming regained compliance with Nasdaq Listing Rule 5550(a)(2).
99.2	Press release issued by CXApp Inc. on September 3, 2026, announcing the Company’s regained compliance with Nasdaq Listing Rule 5550(a)(2) (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: September 3, 2026	By:	/s/ Khurram P. Sheikh
	Name:	Khurram P. Sheikh
	Title:	Chairman and Chief Executive Officer

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